Securities Act File No. 333-131820

ICA No. 811- 21853

As filed with the Securities and Exchange Commission on July 12 , 2006

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                  [    ]

                                                          Pre-Effective Amendment No. __ 1 __                                                       [ X ]

                                                          Post-Effective Amendment No. ____                                                        [    ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [    ]

Post-Effective Amendment No.      1 _                                                                      [X ]

(Check Appropriate Box or Boxes)

Northern Lights Variable Trust

(Exact Name of Registrant as Specified in Charter)

450 Wireless Blvd.

Hauppauge, NY  11788

Attention:  Michael Miola

 (Address of Principal Executive Offices)(Zip Code)

(631) 470-2600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copies to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 312 Walnut Street, Suite 1400 Cincinnati, Ohio 45202 513-352-6725 (phone) 513-241-4771 (fax)	Emile R. Molineaux, General Counsel Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788 (631) 470-2616 (phone) (631) 470-2702 (fax)

Approximate Date of Proposed Public Offering:  October 1, 2006

It is proposed that this filing will become effective (check appropriate box):

( )         immediately upon filing pursuant to paragraph (b).

( )         on (date) pursuant to paragraph (b).

( )         60 days after filing pursuant to paragraph (a)(1).

( )         on (date) pursuant to paragraph (a)(1).

( )         75 days after filing pursuant to paragraph (a)(2).

( )         on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate check the following box:

( )         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE

OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

ARROW FUNDS

ARROW DWA BALANCED VIT FUND

PROSPECTUS   _________, 2006

1-877-277-6933

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.arrowfunds.com

TABLE OF CONTENTS

RISK/RETURN SUMMARY

Investment Objective

Principal Investment Strategies

Principal Risks

Who may want to Invest in the Arrow DWA Balanced VIT Fund?

PERFORMANCE

FEES AND EXPENSES

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

Asset Allocation Strategy

Underlying Exchange Traded Funds (ETFs)

Additional Investments

Additional Risks

MANAGEMENT OF THE FUND

Investment Advisor

Investment Sub-Advisor

Portfolio Managers

NET ASSET VALUE

HOW TO PURCHASE AND REDEEM SHARES

MARKET TIMING

VOTING AND MEETINGS

NOTICE OF PRIVACY POLICY & PRACTICES

See the Fund’s Notice of its Privacy Policy on the last page of this Prospectus.

RISK/RETURN SUMMARY

This Prospectus describes the Arrow DWA Balanced VIT Fund (the “Fund”), a series of Northern Lights Variable Trust, a Delaware statutory trust (the “Trust”).  The Fund is an investment vehicle for variable annuity contracts. The Fund also may be used as an investment vehicle for qualified pension and retirement plans and certain unregistered separate accounts.  Shares of the Fund are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts, and to qualified pension and retirement plans and unregistered separate accounts.  Shares are not offered to the general public.

This Prospectus includes important information about the Fund that you should know before investing.  You should read this Prospectus and keep it for future reference.  You should also read the separate account prospectus for the variable annuity contract or variable life insurance policy that you want to purchase.  That prospectus contains information about the contract or policy, your investment options, the separate accounts and expenses related to purchasing a variable annuity contract or variable life insurance policy.

Although the Fund has the same or similar investment objectives and strategies as a similarly named publicly available fund advised by Arrow Investment Advisors, LLC (the “Adviser”) and Dorsey, Wright & Associates, Inc. (“DWA”) (the “Sub-Adviser”), the Fund:

•              Is not the same fund as the publicly available fund;

•              [Is smaller than the publicly available fund;] and

•              Has different performance, fees and expenses than the publicly available fund.

Investment Objective

The investment objective of the Fund is to achieve an appropriate balance between long-term capital appreciation and capital preservation. The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund is a "fund of funds," which means that it primarily invests in exchange traded funds ("ETFs") and other types of investment companies.  DWA uses technical analysis to allocate the Fund's portfolio among four market segments:

•      U.S. Equity, including sector ETFs such as consumer goods, energy and healthcare as well as style ETFs such as large cap growth and small cap value, and;

•      International Equity, including country ETFs such as Japan and Sweden.; and

•      Fixed Income, such as Treasury or corporate bond ETFs; and

•      Alternative Assets, such as commodity and real estate investment trust ETFs

Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume in an effort to determine probable future prices.

The Fund will invest in ETFs within specific market segments when DWA’s technical models indicate a high probability that the applicable market segments and ETFs are likely to outperform the universe.  The Fund will sell interests or reduce investment exposure among a market segment or ETF when DWA's technical models indicate that such market or ETF are likely to under perform the universe.

The Fund may be heavily invested in fixed-income ETFs, cash positions and similar securities when DWA’s technical models indicate these assets should significantly outperform the equity and/or alternative market segments. The alternative asset market segment refers to investments that are historically non-correlated to either equity or fixed income investments.

To maintain a balanced portfolio, the Fund will invest, under normal circumstances;

•      at least 25% and no more than 65% in all equity based ETFs, including international;

•      at least 25% and no more than 65% of its net assets in fixed income ETFs that invest in fixed income securities of any credit quality; and

•      at least 10% and no more than 40% of its net assets in alternative ETFs.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.

•      Non-Diversification Risk:  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

•      Management Style Risks:  The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to DWA’s allocation of the Fund’s assets. DWA’s objective judgments, based on their investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that DWA’s investment strategy will produce the desired results.  Neither the Fund’s adviser nor sub-adviser have managed a mutual fund before and this lack of experience advising or sub-advising a mutual fund may adversely impact the Fund’s ability to achieve its objective.  In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

•      Risks Associated with Investing in ETFs and Other Investment Companies:  The Fund invests in  ETFs and other investment companies (“Underlying Funds”). As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. Additional risks of investing in Underlying Funds are described below:

•      Underlying Fund Strategies:  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.

•      Tracking Risks:  Investment in the Fund should be made with the understanding that the ETFs and other Underlying Funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and other Underlying Funds in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs or Underlying Funds may, from time to time, temporarily be unavailable, which may further impede the ETFs' and Underlying Funds ability to track their applicable indices.

•      Risks Related to ETF Net Asset Value and Market Price:  The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

•      Portfolio Turnover Risks:  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  The Fund’s expected annual turnover rate is 50% - 150%.

•      Issuer-Specific Risks:  The value of a specific security or an Underlying Fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•      Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

•      Fixed Income Risks. When the Fund invests in Underlying Funds that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, prepayment risk and investment-grade securities risk. These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  In addition, Underlying Funds may invest in what are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•      Sector Risks. Another area of risk involves the potential focus of the Fund’s assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may invest, directly or indirectly, will vary.

Please refer to the section below entitled “Additional Information about Investments, Investment Techniques and Risks” for more details regarding risk factors that you should consider before investing.

Who may want to Invest in the Arrow DWA Balanced VIT Fund?

The Fund is designed for investors who have an investment time horizon of at least five years and seek one or more of the following:

•      A fund that offers broad diversification by investing in a wide range of asset classes, rotation strategies and ETFs

•      Risk management through diversification among asset classes, tactical asset allocation and strict buy and sell disciplines exclusively based on technical analysis

•      Exposure to alternative or specialty assets such as commodities and treasury inflation protected securities that can potentially enable investors to be less reliant on fixed income investments for reducing volatility and equities for increasing returns

•      An actively managed alternative to strategic asset allocation funds, target maturity funds and life cycle funds

•      A fund that is managed based on objective technical indicators and responds to inevitable changes in the market

•      A fund that offers smaller investment accounts access to DWA money management

PERFORMANCE

Because the Fund has only recently commenced investment operations, no performance information is available for the Fund at this time. In the future, performance information will be presented in this section. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses that you indirectly pay if you invest in the Fund through your retirement plan or if you allocate your insurance contract premiums or payments to the Fund.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses (1)	___%
Total Annual Fund Operating Expenses	___%
Fee Waiver and Reimbursement (2)	___%
Net Annual Fund Operating Expenses (2)	2.00%

___________

(1)   These expenses, which include custodian, transfer agency, shareholder servicing and other customary fund expenses are based on estimated amounts for the Fund’s current fiscal year. These expenses do not include the expenses of the ETFs and other underlying funds in which the Fund invests, which may be duplicative of the Fund’s expenses.  The Fund invests primarily in ETFs with expense ratios that range from approximately 0.15% to 1.30%.  The weighted average of the expenses of the ETFs in which the Fund expects to invest as of the date of this prospectus is approximately 0.46%.

(2)   The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until _____, 2007[at least one year from commencement of operations, to ensure that Net Annual Fund Operating Expenses  (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) will not exceed 2.00% subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same (except for expense reimbursement reflected in the first year.  If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year
1	$
3	$

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

Asset Allocation Strategy

Based on its allocation model, DWA seeks to evaluate the risk levels for market segments including domestic equity, international equity, fixed income and alternative assets.  There are five underlying strategies internally managed within the Fund, including sector rotation, style rotation, international rotation, fixed income rotation and alternative asset rotation.

Rotation Strategies
Sector Rotation (U.S. Equity)
Style Rotation (U.S. Equity)
International Rotation
Fixed Income Rotation
Alternative Rotation

The goal of each rotation strategy is to invest in the ETFs that are likely to outperform the applicable universe described below.  DWA sets a target number of ETF holdings within each rotation strategy allocation.  However the Fund has the ability to hold more or fewer ETFs than the target number within each strategy as well as to overweight and underweight holdings within each strategy based on technical indicators such as relative strength.  The following table highlights the broad universe of asset classes that could be used within each rotation strategy.

Sector Rotation	Style Rotation	International Rotation		Fixed Income Rotation	Alternative Rotation
Basic Materials	Large Cap Growth	Australia	Malaysia	1-3 Yr. Treasury Bonds	Precious Metals
Consumer Goods	Large Cap Value	Austria	Mexico	7-10 Yr. Treasury Bonds	Commodities
Consumer Services	Mid Cap Growth	Belgium	Netherlands	20+ Yr. Treasury Bonds	Foreign Currency
Energy	Mid Cap Value	Brazil	Singapore	International Aggregate Bond	Real Estate Investment Trusts
Financial Services	Small Cap Growth	Canada	South Africa	Aggregate Bond Exposure	Treasury Inflation Protected Securities
Healthcare	Small Cap Value	China	South Korea	Corporate Bonds
Industrial		France	Spain	High Yield Bonds
Technology		Germany	Sweden	Treasury Inflation Protected Securities
Telecommunications		Hong Kong	Switzerland
Utilities		Italy	Taiwan
		Japan	United Kingdom

DWA has discretion to add to or delete from the universe of eligible ETFs for each strategy based on holdings, expense ratio, volume, liquidity, new product availability and other factors that can positively contribute to achieving the Fund’s investment objective.  The Fund seeks to achieve its investment objective by implementing a proprietary tactical asset allocation (TAA) model utilizing technical analysis to overweight investments in market segments, rotation strategies and the underlying ETFs.

Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume in an effort to determine probable future prices.  The technical research is used to tell what is happening.  This methodology does not attempt to predict the future; it simply reacts to pattern changes in the marketplace at any given time.  This methodology allows the Fund to be extremely adaptive to current market conditions.

DWA utilizes relative strength as the primary technical indicator to tactically allocate assets both within and across market segments and rotation strategies.  Relative strength measures the likelihood that an ETF or a group of ETFs will out perform the appropriate base index.  When the indicator is moving up, it shows that the ETF or group of ETFs is performing better than the base index.  When the indicator is moving down, it shows that the ETF or group of ETFs is performing worse than the base index (i.e., not rising as fast or falling faster).

For example, in the sector rotation strategy, DWA creates a sector based index to compare all available sector ETFs for investment in the Fund.  The performance of the ETFs are compared to the base index and ranked.  DWA generally purchases the ETFs that demonstrate the highest ranked relative strength and sells any positions that are not included in that list.

Below is a description of each rotation strategy including market segment exposure, target number of holdings and the ETF universe utilized within each strategy.

•      The Sector Rotation Strategy provides exposure to domestic equities. The goal of the sector rotation strategy is to identify and provide exposure to leading sectors on an ongoing basis.  The Fund will typically hold three sector ETFs that are exhibiting positive relative strength.  The sector ETF universe will primarily consist of ETFs that track the 10 broad industries as defined by the Dow Jones Indexes and FTSE Industry Classification Benchmark system (ICB). The table below highlights the annual leadership changes for various sector indices. The information provided here is intended to be general in nature to illustrate the variation in performance among sector indices. It should not be construed as investment performance for the strategy.  In fact, there is no guarantee the Fund will be invested in the leading sector ETFs.

2001	2002	2003	2004	2005
U.S. Consumer Goods Index	U.S. Consumer Goods Index	U.S. Technology Index	U.S. Oil & Gas Index	U.S. Oil & Gas Index
3.1%	(4.37)%	51.0%	32.4%	34.1%
U.S. Basic Materials Index	U.S. Basic Materials Index	U.S. Basic Materials Index	U.S. Utilities Index	U.S. Utilities Index
1.6%	(8.32)%	35.7%	24.0%	15.4%
U.S. Consumer Services Index	U.S. Financials Index	U.S. Consumer Services Index	U.S. Telecommunications Index	U.S. Health Care Index
0.9%	(12.35)%	33.8%	18.7%	8.3%
U.S. Financials Index	U.S. Oil & Gas Index	U.S. Industrials Index	U.S. Industrials Index	U.S. Financials Index
(6.38)%	(13.52)%	33.2%	17.3%	6.5%
U.S. Industrials Index	U.S. Health Care Index	U.S. Financials Index	U.S. Financials Index	U.S. Basic Materials Index
(10.16)%	(20.81)%	32.2%	13.4%	5.0%
U.S. Oil & Gas Index	U.S. Utilities Index	U.S. Oil & Gas Index	U.S. Basic Materials Index	U.S. Industrials Index
(11.66)%	(21.19)%	25.7%	13.1%	4.8%
U.S. Telecommunications Index	U.S. Consumer Services Index	U.S. Utilities Index	U.S. Consumer Goods Index	U.S. Technology Index
(12.77)%	(24.12)%	24.9%	12.1%	3.3%
U.S. Health Care Index	U.S. Industrials Index	U.S. Consumer Goods Index	U.S. Consumer Services Index	U.S. Consumer Goods Index
(12.85)%	(25.54)%	21.6%	11.1%	2.0%
U.S. Utilities Index	U.S. Telecommunications Index	U.S. Health Care Index	U.S. Health Care Index	U.S. Consumer Services Index
(26.18)%	(34.55)%	19.4%	4.6%	(1.93)%
U.S. Technology Index	U.S. Technology Index	U.S. Telecommunications Index	U.S. Technology Index	U.S. Telecommunications Index
(28.34)%	(38.66)%	7.3%	1.8%	(4.00)%

Source: Annual total returns calculated by Arrow Investment Advisors, LLC using monthly total return data made available through Dow Jones. Performance displayed represents past performance, which is no guarantee of future results.  The index returns do not reflect any management fees, transaction costs or expenses. The indices are unmanaged and are not available for direct investment.

•      The Style Rotation Strategy provides exposure to domestic equities. The goal of the style rotation strategy is to identify and provide exposure to leading styles on an ongoing basis.  The Fund will typically hold two style ETFs that are exhibiting positive relative strength.  The style ETF universe will primarily consist of ETFs that track the S&P Pure Style Indices and the Style Intellidexes.  The table below highlights the annual leadership changes for various style indices. The information provided here is intended to be general in nature to illustrate the variation between top and bottom style indices. It should not be construed as investment performance for the strategy. In fact, there is no guarantee the Fund will be invested in the leading style ETFs.

2001	2002	2003	2004	2005
S&P 600 Pure Value Index	S&P 600 Pure Value Index	S&P 600 Pure Value Index	S&P 600 Pure Growth Index	S&P 500 Pure Value Index
31.9%	(1.85)%	47.6%	28.7%	13.4%
S&P 600 Pure Growth Index	S&P 400 Pure Value Index	S&P 400 Pure Value Index	S&P 500 Pure Value Index	S&P Mid Cap 400 Index
30.2%	(7.30)%	43.4%	26.1%	12.6%
S&P 400 Pure Value Index	S&P Mid Cap 400 Index	S&P 500 Pure Growth Index	S&P 600 Pure Value Index	S&P 400 Pure Growth Index
16.6%	(14.51)%	42.3%	22.7%	12.1%
S&P 500 Pure Value Index	S&P Small Cap 600 Index	S&P 400 Pure Growth Index	S&P Small Cap 600 Index	S&P 600 Pure Value Index
10.9%	(14.63)%	42.0%	22.7%	11.6%
S&P 400 Pure Growth Index	S&P 600 Pure Growth Index	S&P 500 Pure Value Index	S&P 400 Pure Growth Index	S&P 400 Pure Value Index
6.6%	(16.23)%	41.7%	21.5%	9.4%
S&P Small Cap 600 Index	S&P 500 Pure Value Index	S&P 600 Pure Growth Index	S&P 400 Pure Value Index	S&P Small Cap 600 Index
6.5%	(17.74)%	40.0%	20.9%	7.7%
S&P Mid Cap 400 Index	S&P 1500 Index	S&P Small Cap 600 Index	S&P Mid Cap 400 Index	S&P 500 Pure Growth Index
(0.61)%	(21.31)%	38.8%	16.5%	7.3%
S&P 1500 Index	S&P 500 Index	S&P Mid Cap 400 Index	S&P 500 Pure Growth Index	S&P 600 Pure Growth Index
(10.64)%	(22.10)%	35.6%	16.3%	7.1%
S&P 500 Index	S&P 400 Pure Growth Index	S&P 1500 Index	S&P 1500 Index	S&P 1500 Index
(11.88)%	(28.75)%	29.6%	11.8%	5.7%
S&P 500 Pure Growth Index	S&P 500 Pure Growth Index	S&P 500 Index	S&P 500 Index	S&P 500 Index
(17.75)%	(31.88)%	28.7%	10.9%	4.9%

Source: Annual total returns calculated by Arrow Investment Advisors, LLC using monthly total return data made available through Standard and Poor’s. Performance displayed represents past performance, which is no guarantee of future results.  The index returns do not reflect any management fees, transaction costs or expenses. The indices are unmanaged and are not available for direct investment.

•      The International Rotation Strategy provides exposure to international equities. The goal of the international rotation strategy is to identify and provide exposure to leading countries on an ongoing basis. The Fund will typically hold five country ETFs that are exhibiting positive relative strength.  The international ETF universe will primarily consist of ETFs that track the MSCI or FTSE Country Indices.  The table below highlights the annual leadership changes for EAFE and various country indices. The information provided here is intended to be general in nature to illustrate the variation in performance among country indices. It should not be construed as investment performance for the strategy.  In fact, there is no guarantee the Fund will be invested in the leading international ETFs.

2001	2002	2003	2004	2005
South Korea Index	South Africa Index	Brazil Index	Austria Index	South Korea Index
48.0%	28.0%	115.0%	71.5%	57.0%
Mexico Index	Austria Index	Xinhua China 25 Index	Mexico Index	Brazil Index
18.4%	16.6%	101.1%	48.3%	56.5%
Taiwan Index	South Korea Index	Sweden Index	South Africa Index	Mexico Index
10.1%	8.3%	64.5%	44.9%	49.1%
Malaysia Index	Malaysia Index	Germany Index	Belgium Index	South Africa Index
4.6%	(0.66)%	63.8%	43.5%	28.3%
Australia Index	Australia Index	Spain Index	Sweden Index	Canada Index
1.7%	(1.34)%	58.5%	36.3%	28.3%
Xinhua China 25 Index	Xinhua China 25 Index	Austria Index	Brazil Index	Japan Index
(5.51)%	(2.76)%	57.0%	35.5%	25.5%
Austria Index	Italy Index	Canada Index	Italy Index	Austria Index
(5.65)%	(7.33)%	54.6%	32.5%	24.6%
Belgium Index	Japan Index	Australia Index	Australia Index	Switzerland Index
(10.89)%	(10.28)%	49.5%	30.3%	16.3%
Spain Index	Switzerland Index	South Africa Index	Spain Index	Australia Index
(11.36)%	(10.31)%	45.9%	28.9%	16.0%
United Kingdom Index	Singapore Index	Taiwan Index	Hong Kong Index	Xinhua China 25 Index
(14.05)%	(11.05)%	41.9%	25.0%	15.1%
Brazil Index	Canada Index	France Index	Singapore Index	Singapore Index
(16.99)%	(13.19)%	40.2%	22.3%	14.4%
South Africa Index	Mexico Index	EAFE Index	Canada Index	Netherlands Index
(17.21)%	(13.31)%	38.6%	22.2%	13.9%
Hong Kong Index	Belgium Index	Hong Kong Index	South Korea Index	EAFE Index
(18.61)%	(14.97)%	38.1%	22.1%	13.5%
Canada Index	United Kingdom Index	Italy Index	EAFE Index	Sweden Index
(20.43)%	(15.23)%	37.8%	20.3%	10.3%
Switzerland Index	Spain Index	Singapore Index	United Kingdom Index	Germany Index
(21.38)%	(15.29)%	37.6%	19.6%	9.9%
EAFE Index	EAFE Index	Japan Index	France Index	France Index
(21.44)%	(15.94)%	35.9%	18.5%	9.9%
Netherlands Index	Hong Kong Index	Belgium Index	Germany Index	Belgium Index
(22.10)%	(17.79)%	35.3%	16.2%	9.1%
France Index	Netherlands Index	South Korea Index	Japan Index	Hong Kong Index
(22.36)%	(20.83)%	35.0%	15.9%	8.4%
Germany Index	France Index	Switzerland Index	Malaysia Index	United Kingdom Index
(22.39)%	(21.18)%	34.1%	15.2%	7.4%
Singapore Index	Taiwan Index	Mexico Index	Switzerland Index	Taiwan Index
(23.42)%	(24.69)%	32.8%	15.0%	6.4%
Italy Index	Sweden Index	United Kingdom Index	Netherlands Index	Spain Index
(26.59)%	(30.49)%	32.1%	12.2%	4.4%
Sweden Index	Brazil Index	Netherlands Index	Taiwan Index	Malaysia Index
(27.18)%	(30.65)%	28.1%	9.0%	2.3%
Japan Index	Germany Index	Malaysia Index	Xinhua China 25 Index	Italy Index
(29.40)%	(33.18)%	26.6%	2.4%	1.9%

Source: Annual total returns calculated by Arrow Investment Advisors, LLC using monthly total return data made available through MSCI and FTSE. Performance displayed represents past performance, which is no guarantee of future results.  The index returns do not reflect any management fees, transaction costs or expenses.  The indices are unmanaged and are not available for direct investment.

•      The Fixed Income Rotation Strategy provides exposure to fixed income. The goal of the fixed income rotation strategy is to identify and provide exposure to leading fixed income assets on an ongoing basis. The Fund will typically hold two fixed income ETFs that are exhibiting positive relative strength.  The fixed income ETF universe will primarily consist of ETFs that track the Lehman Brothers and Goldman Sachs Fixed Income Indices. The table below highlights the annual leadership changes for various fixed income indices. The information provided here is intended to be general in nature to illustrate the variation in performance among fixed income indices. It should not be construed as investment performance for the strategy.  In fact, there is no guarantee the Fund will be invested in the leading fixed income ETFs.

2001	2002	2003	2004	2005
$InvesTop Corporate Bond Index (Goldman Sachs)	20+ Year Treasury Index (Lehman)	U.S. Treasury Inflation Notes Index (Lehman)	20+ Year Treasury Index (Lehman)	20+ Year Treasury Index (Lehman)
11.3%	17.0%	8.4%	9.0%	8.6%
U.S. Aggregate Bond Index (Lehman)	U.S. Treasury Inflation Notes Index (Lehman)	$InvesTop Corporate Bond Index (Goldman Sachs)	U.S. Treasury Inflation Notes Index (Lehman)	U.S. Inflation
8.4%	16.6%	7.3%	8.5%	3.4%
1-3 Year Treasury Index (Lehman)	7-10 Year Treasury Index (Lehman)	U.S. Aggregate Bond Index (Lehman)	$InvesTop Corporate Bond Index (Goldman Sachs)	3 Month T-Bill
8.4%	14.5%	4.1%	5.8%	3.3%
U.S. Treasury Inflation Notes Index (Lehman)	U.S. Aggregate Bond Index (Lehman)	1-3 Year Treasury Index(Lehman)	7-10 Year Treasury Index (Lehman)	U.S. Treasury Inflation Notes Index (Lehman)
7.9%	10.3%	1.9%	4.4%	2.8%
7-10 Year Treasury Index (Lehman)	$InvesTop Corporate Bond Index (Goldman Sachs)	7-10 Year Treasury Index (Lehman)	U.S. Aggregate Bond Index (Lehman)	7-10 Year Treasury Index (Lehman)
6.8%	7.0%	1.9%	4.3%	2.4%
3 Month T-Bill	1-3 Year Treasury Index (Lehman)	U.S. Inflation	U.S. Inflation	U.S. Aggregate Bond Index (Lehman)
3.7%	5.9%	1.9%	3.3%	2.4%
20+ Year Treasury Index (Lehman)	U.S. Inflation	20+ Year Treasury Index (Lehman)	3 Month T-Bill	1-3 Year Treasury Index (Lehman)
3.6%	2.4%	1.8%	1.4%	1.6%
U.S. Inflation	3 Month T-Bill	3 Month T-Bill	1-3 Year Treasury Index(Lehman)	$InvesTop Corporate Bond Index (Goldman Sachs)
1.6%	1.7%	1.1%	0.9%	0.8%

Source: Annual total returns calculated by Arrow Investment Advisors, LLC using monthly total return data made available through Lehman, Goldman Sachs & Morningstar. Performance displayed represents past performance, which is no guarantee of future results.  The index returns do not reflect any management fees, transaction costs or expenses. The indices are unmanaged and are not available for direct investment.

•      The Alternative Rotation Strategy provides exposure to alternative assets. The goal of the alternative rotation strategy is to identify and provide exposure to leading alternative assets on an ongoing basis. The Fund will typically hold two alternative asset ETFs that are exhibiting positive relative strength. The alternative exposure will be limited to instruments that are historically non-correlated to either equity or fixed income investments. The alternative asset ETF universe will primarily consist of ETFs that track the Deutsche Bank Liquid Commodity Index, the spot price of West Texas Intermediate (WTI) light, sweet crude oil, the price of gold using the London PM Fix, the Cohen & Steers Realty Majors Index and the Lehman Brothers U.S. Treasury Inflation Notes Index. The table below highlights the annual leadership changes for various market (S&P 500 and Lehman Aggregate) and alternative indices. The information provided here is intended to be general in nature to illustrate the variation in performance among alternative indices. It should not be construed as investment performance for the strategy.  In fact, there is no guarantee the Fund will be invested in the leading alternative ETFs.

2001	2002	2003	2004	2005
REITs-Realty Majors Index (Cohen & Steers)	Liquid Commodity Index (Deutsche Bank)	REITs-Realty Majors Index (Cohen & Steers)	REITs-Realty Majors Index (Cohen & Steers)	Oil (WTI Spot Price)
10.3%	34.3%	37.5%	36.0%	36.4%
U.S. Aggregate Bond Index (Lehman)	GSCI-Commodity Index (Goldman Sachs)	S&P 500 Index	Oil (WTI Spot Price)	GSCI-Commodity Index (Goldman Sachs)
8.4%	32.1%	28.7%	33.6%	25.6%
U.S. Treasury Inflation Notes Index (Lehman)	Gold (London PM Fix)	Liquid Commodity Index (Deutsche Bank)	Liquid Commodity Index (Deutsche Bank)	Gold (London PM Fix)
7.9%	25.6%	23.7%	27.9%	17.8%
3 Month T-Bill	Euro Currency (Spot + Eonia)	Euro Currency (Spot + Eonia)	GSCI-Commodity Index (Goldman Sachs)	Liquid Commodity Index (Deutsche Bank)
3.7%	21.7%	23.0%	17.3%	17.5%
Gold (London PM Fix)	U.S. Treasury Inflation Notes Index (Lehman)	GSCI-Commodity Index (Goldman Sachs)	S&P 500 Index	REITs-Realty Majors Index (Cohen & Steers)
0.8%	16.6%	20.7%	10.9%	15.1%
Euro Currency (Spot + Eonia)	U.S. Aggregate Bond Index (Lehman)	Gold (London PM Fix)	Euro Currency (Spot + Eonia)	S&P 500 Index
(0.93)%	10.3%	19.9%	9.7%	4.9%
S&P 500 Index	REITs-Realty Majors Index (Cohen & Steers)	Oil (WTI Spot Price)	U.S. Treasury Inflation Notes Index (Lehman)	3 Month T-Bill
(11.89)%	3.3%	18.7%	8.5%	3.3%
Oil (WTI Spot Price)	3 Month T-Bill	U.S. Treasury Inflation Notes Index (Lehman)	Gold (London PM Fix)	U.S. Treasury Inflation Notes Index (Lehman)
(14.48)%	1.7%	8.4%	4.7%	2.8%
Liquid Commodity Index (Deutsche Bank)	Oil (WTI Spot Price)	U.S. Aggregate Bond Index (Lehman)	U.S. Aggregate Bond Index (Lehman)	U.S. Aggregate Bond Index (Lehman)
(19.85)%	0.8%	4.1%	4.3%	2.4%
GSCI-Commodity Index (Goldman Sachs)	S&P 500 Index	3 Month T-Bill	3 Month T-Bill	Euro Currency (Spot + Eonia)
(31.93)%	(22.10)%	1.1%	1.4%	(10.68)%

Source: Annual total returns calculated by Arrow Investment Advisors, LLC using monthly total return data made available through Deutsche Bank, *Energy Information Administration, *Board of Governors of the Federal Reserve System, European Banking Federation and Morningstar. Performance displayed represents past performance, which is no guarantee of future results.  The index returns do not reflect any management fees, transaction costs or expenses. The indices are unmanaged and are not available for direct investment.

The Fund seeks to achieve its investment objective by implementing a proprietary tactical asset allocation (TAA) model to overweight investments in market segments, rotation strategies and the underlying ETFs. DWA will overweight market segments, rotation strategies and ETFs exhibiting positive relative strength and underweight market segments, rotation strategies and ETFs exhibiting negative relative strength.  In essence, TAA works by reallocating at different times in response to the changing patterns of returns available in the markets.

The tactical model will rely on a number of technical indicators including but not limited to relative strength when making allocation decisions for the Fund.  The relative strength indicator is important because it adapts to the changing market conditions. Whether the market is favoring sector, style, fixed income, alternative, or international, the relative strength screens will help identify those strategies being rewarded by the market, with the probability that these strategies will continue to be good performers in the future.

The following examples highlight how the Fund’s allocations to various strategies may tactically change in different market environments.

                          U.S. EQUITY STRE

U.S. EQUITY STRENGTH	INTERNATIONAL STRENGTH

In this scenario, sector and style rotation strategies are exhibiting positive Relative Strength (RS), alternative and international rotation strategies are exhibiting neutral RS and fixed income rotation strategy is exhibiting negative RS.  For this market environment, the above illustrates overweighting the sector and style rotation strategies, underweighting the fixed income rotation strategy while maintaining a neutral weighting in the alternative and international rotation strategies.

In this scenario, the international rotation strategy is exhibiting positive Relative Strength (RS), sector, style and alternative rotation strategies are exhibiting neutral RS and fixed income rotation strategy is exhibiting negative RS.  For this market environment, the above illustrates overweighting the international rotation strategy, underweighting the fixed income rotation strategy while maintaining a neutral weighting in the sector, style and alternative rotation strategies.

FIXED INCOME STRENGTH	ALTERATIVE STRENGTH

In this scenario, the fixed income rotation strategy is exhibiting positive Relative Strength (RS), alternative rotation strategy is exhibiting neutral RS and sector, style and international rotation strategies are exhibiting negative RS.  For this market environment, the above illustrates overweighting the fixed income rotation strategy, underweighting the sector, style and international rotation strategies while maintaining a neutral weighting in the alternative rotation strategy.

In this scenario, the alternatives rotation strategy is exhibiting positive Relative Strength (RS), sector, style and international rotation strategies are exhibiting neutral RS and fixed income rotation strategy is exhibiting negative RS.  For this market environment, the above illustrates overweighting the alternative rotation strategy, underweighting the fixed income rotation strategy while maintaining a neutral weighting in the sector, style and international rotation strategies.

Underlying Exchange Traded Funds (ETFs)

The Fund will seek to implement its strategies by investing in securities commonly referred to as “exchange traded funds” or “ETFs”, whose shares are listed and traded on U.S. stock exchanges.

ETFs combine the advantages of stocks with those of index funds.  ETFs are designed to closely follow the index they track. ETF fund managers may replicate the index in its entirety by owning every security or instrument in the index according to its set weighting, or in some cases they may “optimize” (replicate the index as closely as possible without having to own each security).

Whether fully replicated or optimized, to accomplish the objective of closely tracking an index, the fund manager must know what’s in the index. Fortunately, index providers publish changes to their benchmarks daily, enabling complete transparency. Consequently the ETFs market price should reflect the value of the underlying index at any given time.

ETFs can be classified under one of the following structures: open-end index fund, unit investment trust (UIT) and grantor trusts. Unlike closed-end funds, ETFs have the capability to continuously offer shares through a unique creation and redemption process, which means that the number of outstanding shares may be increased or decreased on a daily basis as necessary to reflect demand. ETFs have the capability to avoid trading at large premiums and discounts to their Net Asset Values. The Open-end index fund and UIT are registered under the SEC investment company act of 1940. ETFs incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, ETF shareholders pay their proportionate share of these expenses.

The Advisor believes that investments in ETFs provide each Fund with a cost effective means of creating a diverse portfolio.  However, due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company’s (including certain ETFs) outstanding shares; 2) investing more than 5% of its assets in any single such investment company, and 3) investing more than 10% of its assets in investment companies overall;  unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

Additional Investments

In addition to ETFs, the Fund may invest in other types of investment companies such as mutual funds and closed-end funds, when suitable ETFs are not available.  The Fund may invest in publicly traded unit investment trusts that own stocks in a particular index. The Fund may invest in ETF structures such as the DB Commodity Index Tracking Fund, which is structured as a commodity pool registered with the Commodity Futures Trading Commission, purchase commodity futures contracts and is designed to track the Deutsche Bank Liquid Commodity Index.  The Fund may invest in commodity based trusts that trade on a securities exchange similar to ETFs, hold physical commodities such as gold and are designed to track the price of that commodity owned by the trust at that time less the trusts expenses and liabilities. The Fund may invest in a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate).

Additional Risks

The following provides additional information about the principal risks of investing in the Fund:

•      Illiquid Securities and Derivatives Risks.  Certain of the underlying ETFs, exchange traded trusts and other exchange traded investment instruments may invest in illiquid securities as well as derivatives such as stock index futures.  These investments involve higher risk and subject the underlying ETFs and other exchange traded investment instruments to higher price volatility.

•      Small and Mid Capitalization Securities Risk. Investments in Underlying Funds that own small and mid capitalization companies and direct investments in individual small and mid capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

•      Foreign Securities Risk.  Certain of the underlying ETFs may invest in securities of foreign issuers. These securities involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

•      Emerging Markets Securities Risk.  Certain of the underlying ETFs may invest in securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned and more recently organized than many U.S. companies.

•      Real Estate Companies Risks.  Investments in real estate companies (i.e., companies that, at the time of initial purchase, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or have at least 50% of their assets in such real estate) such as real estate investment trusts (“REITs”) are subject to additional risks. None of the underlying ETFs will generally invest in real estate directly, but certain Underlying ETFs may invest in securities issued by real estate companies. As a result, such Underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.

•      Commodity Risks. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity based exchange traded trusts and commodity based exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•      Investment Management Risk:  When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

•      Additional ETF and Underlying Fund Risks.  The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating its investments in the manner DWA considers optimal. The Fund intends to purchase ETFs and other Underlying Funds that are either no-load or waive the sales load for purchases made by the Fund. The Fund will not purchase Underlying Funds that charge a sales load upon redemption, but the Fund may purchase Underlying Funds that have an early redemption fee similar to the one charged by the Fund. In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear that expense by investing in the Fund.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro- rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund’s policies and regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.  The Funds may, from time to time, make available month end portfolio holdings information on its website at www.arrowfunds.com.  The month end portfolio holdings are generally posted to the website within forty-five days of the end of each month and remain available until new information for the next month is posted.

MANAGEMENT OF THE FUND

Investment Advisor

Arrow Investment Advisors, LLC, located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, serves as investment advisor to the Fund.  Subject to the authority of the Board of Trustees, the advisor is responsible for the overall management of the Fund’s business affairs. The advisor is responsible for selecting the Fund's investments according to the Fund’s investment objective, polices and restrictions. The advisor was established in February 2006.

Pursuant to the Investment Advisory Agreement, the Fund pays the advisor, on a monthly basis, an annual advisory fee of 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Advisory Agreement and the Sub-Advisory Agreement will be available in the Funds' semi-annual shareholder report for the period ending __________, 2006.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The advisor has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until _______, 2007, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) of the Fund do not exceed specified limits as described under “Fees and Expenses”.  Waivers and expense payments may be recouped by the advisor from the Fund, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or recouped.

The Fund may pay  service providers (“Service Providers”) that provide investor services to individuals who, through insurance company separate accounts or through pension and retirement plans, invest in shares of the Fund (“Investors”). The Fund may make these payments directly to the Service Providers, or indirectly through the Fund's advisor or the Fund's distributor.  Investor services include some or all of the following: printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisers who allocate f investments on behalf of Investors (“Financial Advisors”); forwarding communications from the Fund to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to: (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Fund's portfolio investments; (c) providing performance information to Financial Advisors regarding the Fund; (d) providing information to Financial Advisors regarding the Fund's investment objectives; (e) providing investor account information to Financial Advisors.

Investment Sub-Advisor

Arrow Investment Advisors, LLC has engaged Dorsey, Wright & Associates, Inc., located at 8014 Midlothian Turnpike, Richmond, Virginia 23235, as the sub-adviser to the Fund.   DWA is an independent and privately owned registered investment advisory firm whose business includes two areas: (i) professional management of equity portfolios for investors and (ii) investment research serviced for numerous broker-dealers and large institutions around the world.  As of March 31, 2006, DWA manages approximately $108 million in separately managed accounts focusing on purchasing equity securities through systematic relative strength based models, and approximately $280 million in non-discretionary asset allocation strategies using mutual funds. The sub-advisor also derives income from providing research services, investment advisory services, consulting services, and educational seminars.

DWA is responsible, subject to the supervision and control of the advisor, for the purchase, retention and sale of securities in the Fund’s investment portfolio. Pursuant to a Sub-Advisory Agreement, the advisor pays DWA, on a monthly basis, an annual sub-advisory fee of 0.25% of the Fund’s average daily net assets.

Portfolio Managers

Security selection for the Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Michael Moody, Harold Parker and John Lewis. All three portfolio managers are Chartered Market Technicians, a professional designation in market analysis.

Michael Moody

Senior Portfolio Manager

Mr. Moody joined DWA in August of 1994. Prior to this he worked for Smith Barney from 1987 to 1994 as a financial consultant, and Merrill Lynch from 1984 to 1986 as an account executive. Mr. Moody has been a speaker on the subject of technical analysis and has provided commentary for national media such as Investor's Business Daily and Financial News Network/CNBC. He has served on the board of the Market Technicians Association and is the former editor of the Journal of Technical Analysis. He has also authored several original research papers on the subject of technical analysis. Mr. Moody holds a BA from Pitzer College with a dual degree in Psychology and English, where he graduated summa cum laude.

Harold Parker

Senior Portfolio Manager

Mr. Parker joined DWA in August of 1994. He began his investment career with E. F. Hutton & Co. in 1978 as a registered representative and later became a portfolio manager.  He moved to Smith Barney in 1985.   Mr. Parker was one of the original portfolio managers of Smith Barney’s Portfolio Management (PM) Program, which provided discretionary institutional portfolio management. He has also authored several original research papers on technical analysis.  Mr. Parker graduated from the University of California, Davis with a B.S. in Agricultural Science and Management.

John Lewis

Portfolio Manager

 Mr. Lewis joined DWA in June of 2002.  Prior to DWA, he worked for Nicolas-Applegate from 1997 to 2000 as a performance analyst, and Linsco Private Ledger from 1996 to 1997 as a portfolio accountant. From 2000 until 2002, Mr. Lewis attended the University of Southern California.  Mr. Lewis is actively furthering research on the application of relative strength to portfolio management.  Mr. Lewis holds a Bachelor of Business Administration from the University of San Diego and an MBA from the University of Southern California.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

NET ASSET VALUE

Shares of the Fund are sold at net asset value (“NAV”).  The NAV of the Fund is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and most national holidays.  The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding.  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by a participating life insurance company, or qualified pension or retirement plan, in proper form before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on the securities’ principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  Because the Fund may invest in underlying ETFs holding portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the underlying ETFs do not price their shares, the value of the Funds portfolio securities (i.e., underlying ETFs that invest in securities that are primarily listed on foreign exchanges) may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the values of a Fund’s securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

With respect to any portion of the Funds assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE AND REDEEM SHARES

As described earlier in this prospectus, shares of the Fund are intended to be sold to certain separate accounts of participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable life or variable annuity contracts will not own shares of the Fund directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity and variable life contracts. All investments in the Fund are credited to the shareholder's account in the form of full or fractional shares of the designated Fund. The Fund does not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity or variable life contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity or variable life contract. Redemptions are processed on any day on which the Fund is open for business.

Due to differences in tax treatment and other considerations, the interests of different variable annuity and variable life contract owners may not always be the same and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.

When Your Order is Processed

Shares of the Fund are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts.  These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by a participating life insurance company, or qualified pension or retirement plan, in proper form.  All requests received in good order by a participating life insurance company, or qualified pension or retirement plan before 4:00 p.m. (Eastern Time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.  The insurance company or qualified pension or retirement plan is responsible for properly transmitting purchase orders and federal funds to the Fund.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.   You will be required by your insurance company, or pension or retirement plan, to supply certain information, such as your full name, date of birth, social security number and permanent street address.  This information will assist them in verifying your identity.    As required by law, your insurance company, or pension or retirement plan may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

TAX STATUS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).  As qualified, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Fund’s intention to distribute all such income and gains.

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Fund are offered only to the separate accounts of participating life insurance companies and their affiliates.  Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts.  Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts.  In order for shareholders to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts, as well as the Funds, must meet certain diversification requirements. If the Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.  The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose “diversification” requirements on the Fund.  The Fund intends to comply with the diversification requirements.  These requirements are in addition to the diversification requirements imposed on each Fund by Subchapter M and the Investment Company Act of 1940.  The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by “safe harbor” rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a fund’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides an alternative, whereby a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a Fund does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

For a more complete discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the prospectus for the applicable policy or annuity contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisers.

DIVIDENDS AND DISTRIBUTIONS

All dividends are distributed to the separate accounts on an annual basis and will be automatically be reinvested in Fund shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.  Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

MARKET TIMING

Frequent trading into and out of the Fund can harm all fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor or Sub-Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor or Sub-Advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Because purchase and sale transactions are submitted to the Fund on an aggregated basis by the insurance company issuing the variable insurance contract or variable life contract, the Fund is not able to identify market timing transactions by individual variable insurance contract holders.  Short of rejecting all transactions made by a separate  account, the Fund lacks the ability to reject individual short-term trading transactions.  The Fund, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract.  The Fund will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved.  The Portfolio will seek to apply these policies as uniformly as practicable.  It is, however, more difficult to locate and eliminate individual market timers in the separate accounts and there can be no assurances that the Fund will be able to do so. Variable insurance contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

 VOTING AND MEETINGS

If required by the SEC, the insurance company that issued your variable annuity or variable life contract will solicit voting instructions from you and other purchasers of variable annuity or variable life contracts with respect to any matters that are presented to a vote of shareholders.  The Trust currently consists of a two funds  Each fund will vote separately on matters relating solely to that fund or which affects that fund differently. However, all shareholders will have equal voting rights on matters that affect all funds equally. Shareholders shall be entitled to one vote for each share held.

The Trust does not hold annual meetings of shareholders but may hold special meetings.  Special meetings are held, for example, to elect or remove Trustees, change a Fund’s fundamental investment policies, or approve an investment advisory contract.

NOTICE OF PRIVACY POLICY & PRACTICES

The privacy of our shareholders is important to us.  The Trust is committed to maintaining the confidentiality, integrity and security of shareholder information.  When a shareholder provides personal information, the Trust believes that the shareholder should be aware of policies to protect the confidentiality of that information.

Because shares of the Fund are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts, and to qualified pension and retirement plans and unregistered separate accounts, the Trust does not collect personal information about you, the underlying investor.  The Trust collects the following nonpublic personal information from the separate accounts:

•      Information we receive from the shareholder on or in applications or other forms, correspondence, or conversations, including, but not limited to account name, address, phone number, tax ID number; and

•      Information about shareholder transactions with us, our affiliates, or others, including, but not limited to, account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Trust does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Trust is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Trust restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Trust maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The privacy policy of your financial intermediary governs how your nonpublic personal information can be shared with non-affiliated third parties.

ARROW DWA BALANCED VIT FUND

Advisor	Arrow Investment Advisors, LLC 2943 Olney-Sandy Spring Road, Suite A Olney, MD 20832
Sub-Advisor	Dorsey, Wright & Associates, Inc. 8014 Midlothian Turnpike Richmond, VA 23235
Distributor	Aquarius Fund Distributors, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	The Bank of New York One Wall Street, 25th Floor New York, NY 10286

Several additional sources of information are available to you.  The Statement of Additional Information dated [  ], 2006 (the “SAI”), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund at 1-877-277-6933 or visit [www.arrowfunds.com] to obtain copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries.

You may review and obtain copies of the Fund’s information at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C.  20549-0102.

Investment Company Act File # 811-21853

Arrow DWA Balanced VIT Fund • 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-877-277-6933

 ARROW DWA BALANCED VIT FUND

A Series of Northern Lights Variable Trust

STATEMENT OF ADDITIONAL INFORMATION

_________, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Arrow DWA Balanced VIT Fund dated _______, 2006, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-XXX-XXX-XXXX or at [WEBSITE].

TABLE OF CONTENTS

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISOR
DISTRIBUTOR
PORTFOLIO MANAGER
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
FUND ADMINISTRATION
FUND ACCOUNTING
TRANSFER AGENT
CUSTODIAN
DESCRIPTION OF SHARES
ANTI- MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
APPENDIX A – DESCRIPTION OF BOND RATINGS
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

 THE FUND

The Arrow DWA Balanced VIT Fund (the “Fund”) is a series of Northern Lights Variable Trust, a Delaware statutory trust organized on November 23, 2005 (the “Trust”). The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust.  The Fund’s investment objectives, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

The Fund's shares are only offered on a continuous basis to insurance companies that offer variable life and variable annuity insurance contracts (“Contracts”), certain qualified pension and retirement plans ("Qualified Plans"), separate accounts that are not registered as investment companies ("Unregistered Separate Accounts") and other persons permitted to hold shares of the Trust pursuant to Treasury Regulation 1.817-5.    Presently, the Fund is only offered through separate accounts of [                    ] (the “Insurance Company”)].  The Trust intends to file an Application for an Exemptive Order with the SEC, which, when approved, will allow the Funds to be offered through the separate accounts of multiple insurance companies and to Qualified Plans and Unregistered Separate Accounts.

The Fund does not foresee any disadvantage to purchasers of Contracts arising out of these arrangements.  Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of purchasers of various Contracts and/or Qualified Plans to conflict.  For example, violation of the federal tax laws by one separate account investing in any of the Fund could cause the Contracts funded through another separate account to lose their tax-deferred status, unless remedial action is taken.  If a material, irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its participation in the Fund.  If it becomes necessary for any separate account to replace shares of the Fund with another investment, the Fund may have to liquidate securities on a disadvantageous basis.  At the same time, the Adviser and the Fund are subject to conditions imposed by the SEC designed to prevent or remedy any conflict of interest.  In this connection, the Board of Trustees has the obligation to monitor events in order to identify any material, irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

For a description of the methods used to determine the share price and value of the Fund’s assets, see "Net Asset Value" in the Fund's Prospectus and "Purchase, Redemption and Pricing of Shares" in this Statement of Additional Information.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Risk/Return Summary” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies Arrow Investment Advisors, LLC (the “Advisor”) or Dorsey, Wright & Associates, Inc. (the “Sub-Advisor” or “DWA”) may employ in pursuit of the Fund’s investment objective and a summary of related risks.

DWA will overweight market segments, rotation strategies and ETFs exhibiting positive relative strength and underweight market segments, rotation strategies and ETFs exhibiting negative relative strength.  The following table highlights the tactical range that DWA can allocate to each rotation strategy.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Fund may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities with a minimum credit rating of investment grade. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

            General.  The Fund may invest in exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.   Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

            To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

        Emerging Markets Securities.   The Fund may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

        Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Debt Securities

The Fund may invest in debt securities with a minimum credit rating of investment grade. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Securities of Other Investment Companies

The Fund’s investments in an underlying portfolio of ETFs, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.  Due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; 2) investing more than 5% of its assets in any single such investment company, and 3) investing more than 10% of its assets in investment companies overall;  unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end Funds, within the limitations described above.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies. The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an underlying fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the underlying funds are made independently of the Fund and its Advisor. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees.  ETFs generally  have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

            There is a risk that an ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

REITs

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Securities Options

 The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Funds will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

 The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

            Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust's Board, the Fund's Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Non-Diversification of Investments

The Fund is non-diversified under the 1940 Act. This means that under the 1940 Act, there is no restriction as to how much the Fund may invest in the securities of any one issuer, except that the Fund can not invest more than 25% of its assets in any one industry (and therefore, no more than 25% in any one issuer). However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code (the “Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets. In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than a diversified company because of the larger impact of fluctuation in the values of securities of fewer issues.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

            1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

            2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

            3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

            4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

            5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

            6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

            7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

            1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

            2.  Borrowing.  The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

            3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or  futures contracts.

            4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

             The Fund may, from time to time, make available month end portfolio holdings information on its website at www.arrowfunds.com.  The month end portfolio holdings are generally posted to the website within forty-five days of the end of each month and remain available until new information for the next month is posted. The Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg, [approximately 30 days after the end of each quarter/semi-annual period, a complete schedule of the Fund’s portfolio holdings as of the last day of the quarter/semi-annual period. The Fund will release this information only after it is made available on its website at www.arrowfunds.com.]

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•     The Advisor or Sub-Advisor.  Personnel of the Advisor or Sub-Advisor, including personnel responsible for managing the Fund’s portfolio, may have full daily access to  Fund portfolio holdings since that information is necessary in order for the Advisor or Sub-Advisor to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor or Sub-Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•     Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•     The Bank of New York.  The Bank of New York is the custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

Additions to List of Approved Recipients.  The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities to persons other than those listed before the Fund files its portfolio holdings with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund’s, the Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission. The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan Born: 1944	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation	10	AdvisorOne Funds (16 portfolios)
Anthony J. Hertl Born: 1950	Trustee Since 2005	Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant.	10	AdvisorOne Funds (16 portfolios); Satuit Capital Management Trust
Gary W. Lanzen Born: 1954	Trustee Since 2005	President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc. (a financial services company)	10	AdvisorOne Funds (16 portfolios)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Michael Miola*** Born: 1952	Trustee Since 2005	Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC and Fund Compliance Services, LLC; Director of Constellation Trust Company; Private Investor & Businessman; Founder and President of American Data Services, Inc. (1983-2001).	10	AdvisorOne Funds (16 portfolios); Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1969	President Since June 2006

President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Manager,  Fund Compliance Services, LLC (since 3/2006);  Manager (since 3/2006) and President (since 2004), GemCom LLC; Vice President, JP Morgan Chase & Co. (1998-2001).

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1963	Secretary	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)	N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1969	Treasurer Since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Michael Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1950	Chief Compliance Officer Since June 2006	President (4/06-present) and Chief Operating Officer (9/04–3/06) of Fund Compliance Services, LLC; President and Manager, Gemini Fund Services, LLC (4/04-3/06); Director of Constellation Trust Company	N/A	N/A

* The term of office of each Trustee and Officer listed above will continue indefinitely.

**          The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

***      Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Aquarius Fund Distributors, LLC (the Trust’s Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter and will meet at least once annually.

Nominating Committee

The Board has a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating Committee generally will not consider shareholder nominees.

 Compensation

Each Trustee who is not affiliated with the Trust or Advisor will receive a per meeting fee of $150 if attended in person or via teleconference, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the estimated amount of compensation the Trustees will receive from the Trust during a year and assumes that the Trust is fully operational and the Trustees have attended all quarterly meetings. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Directors
L. Merill Bryan	$1,200	None	None	$5,200
Anthony J. Hertl	$1,200	None	None	$5,200
Gary Lanzen	$1,200	None	None	$5,200
Michael Miola*	None	None	None	None

_______________

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Aquarius Fund Distributors, LLC (the Trust’s Distributor).

**      There are currently two series comprising the Trust.  Trustees fees and expenses allocated to the Fund will be approximately $600.

***       The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Management Ownership

As of ______, 2006, the Trustees, as a group, owned 0.00% of the Fund’s outstanding shares and 0.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. As of the date of this SAI, the Fund could be deemed to be under control of the Advisor, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date.  As a result, the Adviser could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval, including the election of Trustees, approval of an investment advisory agreement and adoption of a distribution plan under Rule 12b-1 of the 1940 Act. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Advisor’s control will be diluted until such time as the Fund is controlled by its shareholders.

            As of ______, 2006, the officers and trustees of the Trust, as a group, owned of record or beneficially, less than [1%] of the outstanding voting securities of each Fund.

INVESTMENT ADVISOR AND SUB-ADVISOR

Investment Advisor and Advisory Agreement

The Advisor of the Fund is Arrow Investment Advisors, LLC (the “Advisor”), located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832. Noah Hamman, Jake Griffith and Joseph Barrato are the controlling shareholders of the Advisor.  Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Advisor, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, is responsible for the operations of the Fund, reviews the performance of the Sub-Advisor and makes recommendations to the Board with respect to the retention and renewal of the sub-advisory agreement. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on ______, 2006.

The Advisor has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board:

            a)   setting the Fund’s overall investment objective;

            b)   evaluating, selecting and recommending the Sub-Advisor to manage the Fund’s assets;

        c)  monitoring and evaluating the performance of the Sub-Advisor, including its compliance with the investment objectives, policies, and restrictions of the Fund; and

        d)  implementing procedures to ensure that the Sub-Advisor complies with the Fund’s investment objectives, polices and restrictions.

The Advisor, subject to the review and approval of the Board of the Trust, selects the Sub-Advisor for the Fund and supervises and monitors the performance of the Sub-Advisor. The Trust may apply for an exemptive order (the “Order”) from the SEC that would permit the Advisor, with Board approval, to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval.

The Order also would permit the Advisor, subject to the approval of the Board, to replace the Sub-Advisor or amend the sub-advisory agreement, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action would benefit the Fund and its shareholders.  There is no guarantee that the SEC will grant the Order.

The Advisor has entered into a sub-advisory agreement with the Sub-Advisor and compensates the Sub-Advisor out of the investment advisory fees it receives from the Fund.    The total amount of investment management fees payable by each Fund to the Advisor may not be changed without shareholder approval.

The following table sets forth the annual investment advisory fee rate payable by the Fund to Advisor pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL INVESTMENT ADVISORY FEE
Arrow DWA Balanced VIT Fund	1.00%

The fee is computed daily and payable monthly. The Advisor is contractually limiting total annual operating expenses of the Fund through _____, 2007 (including the Advisory fee, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) to 2.00% for Class A Shares and 2.75% of Advisor Class Shares of the Fund’s average daily net assets.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Sub-Adviser and Sub-Advisory Agreement

 The Advisor has engaged Dorsey, Wright & Associates, Inc. (the “Sub-Advisor” or “DWA”), located at 8014 Midlothian Turnpike, Richmond, Virginia 23235, as sub-advisor to the Fund.  Thomas Dorsey and Watson Wright are the controlling shareholders of DWA.  The Sub-Advisor is an independent and privately owned registered investment advisory firm whose business includes two areas: (i) professional management of equity portfolios for investors and (ii) investment research serviced for numerous broker-dealers and large institutions around the world.

The Sub-Advisory Agreement provides that the Sub-Advisor will formulate and implement a continuous investment program for the Fund in accordance with the Fund’s objective, policies and limitations and any investment guidelines established by the Advisor. The Sub-Advisor will, subject to the supervision and control of the Advisor, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Advisor is required to furnish, at their own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. The Advisor will pay  the Sub-Advisor an annual fee equal to 0.25% of the Fund's average daily net assets.

The Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Advisor or the Sub-Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

Application for Exemptive Order

In the event that Rule 15a-5 promulgated under the 1940 Act is not approved, the Trust and the Adviser may file a request for an exemptive order to permit the Adviser to change sub-advisers for the Fund and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. Any such sub-adviser change would continue to be subject to approval by the Board. The exemption sought (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisers by the Adviser and the Trustees.

Codes of Ethics

The Trust, the Advisor, the Sub-Advisor and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Advisor (or Sub-Advisor), subject to the Board’s continuing oversight. The Policies require that the Advisor (or Sub-Advisor) vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Advisor (or Sub-Advisor) to present to the Board, at least annually, the Advisor’s (or Sub-Advisor’s) Proxy Policies and a record of each proxy voted by the Advisor (or Sub-Advisor) on behalf of a Fund, including a report on the resolution of all proxies identified by the Advisor (or Sub-Advisor) as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Advisor’s (or Sub-Advisor’s) interests and the Fund’s interests, the Advisor (or Sub-Advisor) will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Advisor (or Sub-Advisor) will abstain from voting the securities held by that client’s account. A copy of the Sub-Advisors proxy Voting policies is attached hereto as Appendix B.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at (1-XXX-XXX-XXXX); and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-XXX-XXX-XXXXand will be sent within three business days of receipt of a request.

DISTRIBUTOR

Aquarius Fund Distributors, LLC, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the NASD. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

PORTFOLIO MANAGERS

Security selection for the Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Michael Moody, Harold Parker and John Lewis. As of March 31, 2006, they were responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Michael Moody
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Harold Parker
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
John Lewis
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Conflicts of Interest.

As indicated in the table above, portfolio managers may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Sub-Advisor may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

            When allocating investments among client accounts, the portfolio managers have the fiduciary obligation to treat each client equally, regardless of account size or fees paid.  All clients at the same custodian (or trading desk) receive the same average price for each transaction.  When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment.  When trades in the same security must be executed over multiple days, the portfolio managers execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Compensation.

            As compensation for their responsibilities as Senior Portfolio Managers at Dorsey Wright Money Management, Mr. Moody and Mr. Parker each receive compensation based on the overall profitability of the Money Management division.  As compensation for his responsibilities as a Portfolio Manager at Dorsey Wright Money Management, Mr. Lewis receives a fixed salary and a discretionary bonus.

            Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors may apply differently from person to person and may include, among other things, evaluation of a portfolio manager’s performance of non-portfolio management responsibilities, the portfolio manager’s contribution to the firm’s investment performance, and overall assets under management of the firm.

Ownership.

Since the Fund is newly organized, the portfolio managers do not own shares of the Fund as of the date of this SAI.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Sub-Advisor. The Sub-Advisor is authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Sub-Advisor for the Fund’s use. Such allocation is to be in such amounts and proportions as the Sub-Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration:

•      the best net price available;

•      the reliability, integrity and financial condition of the broker or dealer;

•      the size of and difficulty in executing the order; and

•      the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Sub-Advisor exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. However, a broker’s sale or promotion of Fund shares shall not be a factor considered by investment adviser personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund, nor shall the Fund or the Adviser enter into any agreement or understanding under which the Fund directs brokerage transactions or revenue generated by those transactions to brokers to pay for distribution of Fund shares.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

FUND ADMINISTRATION

The Administrator for the Fund is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on _______, 2006.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a fund administration fee equal to ________________.  The Fund also pays the Administrator for any out-of-pocket expenses.

FUND ACCOUNTING

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays the Fund Accountant a fee equal to ______. The Fund also pays the Administrator for any out-of-pocket expenses.

TRANSFER AGENT

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

CUSTODIAN

The Bank of New York (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Bank of New York and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Bank of New York also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Bank of New York’s principal place of business is One Wall Street, 25th Floor, New York, NY 10286.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor, Transfer Agent and participating insurance companies and other intermediaries have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectuses under the heading "Net Asset Value," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably   practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after June 30, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities..

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

For a discussion of the tax consequences to holders of variable life or annuity contracts, refer to the prospectuses or other documents you received when you purchased your variable life or variable annuity contracts. Variable life or variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner.  Depending on the variable annuity or variable life contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax.  Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax.  Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

 Additional Diversification Requirement

In addition to the diversification requirements applicable to all regulated investment companies discussed above, the Code imposes certain diversification standards on the underlying assets of variable life or variable annuity contracts held in the Funds. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable life or variable annuity contract as such would result in immediate imposition of federal income tax on variable life or variable annuity contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract.

The Fund intends to comply, and continue to comply, with the diversification requirement imposed by section 817(h) of the Code and the regulations thereunder on insurance company segregated asset (i.e., separate) accounts.  This requirement place certain limitations on the assets of each insurance company separate account, and, because section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, of the Fund, that may be invested in securities of a single issuer.  Specifically, the regulations require that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency or instrumentality is considered a separate issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. Government Securities and securities of other registered investment companies.  Failure of the Fund to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the holders other than as described in the applicable Contract prospectus.

Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by the Fund for the purpose of meeting the diversification test if the Fund meets certain requirements.  The Fund will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of the Fund’s assets. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Fund.

The above discussion of the federal income tax treatment of the Fund assumes that all the insurance company accounts holding shares of the Fund are either segregated asset accounts underlying variable contracts as defined in Section 817(d) of the Code or the general account of an insurance company as defined in Section 816 of the Code.  Additional tax consequences may apply to holders of variable contracts investing in a Fund if any of those contracts are not treated as annuity, endowment or life insurance contracts.

Under Treasury regulations, if a shareholder realizes a loss on a disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (such as an insurance company holding the separate accounts referenced in this SAI), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of Fund securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as the separate accounts that owns shares of the Fund, are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not reduce the taxable income of the insurance company holding the separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_________ whose address is __________, serves as the Fund’s independent accountants providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•      SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•      SP-2 Satisfactory capacity to pay principal and interest.

•      SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•      MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•      MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•      MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•      MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

PROXY VOTING POLICIES AND PROCUDURES

OF ARROW INVESTMENT ADVISORS, LLC

Arrow Investment Advisors, LLC (“Arrow”) votes (or refrains from voting) proxies for a client in a manner that Arrow, in the exercise of its independent business judgment, concludes are in the best economic interests of such client. In some cases, Arrow may determine that it is in the best economic interests of a client to refrain from exercising the fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, Arrow’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Arrow recalling loaned securities in order to ensure they are voted. Periodically, Arrow analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. Arrow will normally vote on specific proxy issues in accordance with its proxy voting guidelines.  Arrow’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. Arrow may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a client. Arrow votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the client, the client’s affiliates (if any), Arrow or Arrow’s affiliates. When voting proxies, Arrow attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•      Arrow generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•      Arrow generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•      Arrow generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

When Arrow exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the funds, Arrow will vote the shares held by the client in the same proportion as the vote's of all other holders of such security.

Arrow may conclude that the best interest of the firm's client requires that a proxy be voted in a manner that differs from the predetermined proxy voting policy. In this situation, Arrow may vote the proxy other than according to such policy.

Information with respect to how Arrow voted Fund proxies relating to portfolio securities during the most recent 12-month period is available: (i) without charge, upon request, by calling 1-XXX-XXX-XXXX or through the Fund’s website at www.arrowfunds.com : and (ii) on the SEC’s website at www.sec.gov .

APPENDIX B

PROXY VOTING POLICIES AND PROCUDURES

OF DORSEY, WRIGHT & ASSOCIATES, INC.

If a client account is subject to the Employee Retirement Security Act of 1974 (“ERISA”) decisions on voting of proxies for the securities in the portfolio will be made by Dorsey, Wright unless specifically reserved to the trustee of the client’s account or a named fiduciary of the client’s account.

If the account is a discretionary non-ERISA account, decisions on voting of proxies will be made by Dorsey, Wright unless the client otherwise specifically directs.

Michael J. Moody is the designated person responsible for monitoring corporate accounts, making voting decisions, and for ensuring that proxies are submitted timely.

Watson H. Wright will periodically monitor the voting of the proxies and supervise the designated person.

The designated person should vote proxies in the best economic interest of the client.  However, the designated person can consider other factors by agreement with the client or to comply with statutory requirements.

Due to the nature of our business, it is unlikely that we will have material conflicts of interest when voting client proxies.  However conflicts could arise from time to time.  For example, we may own shares of a company that purchases research services from Dorsey, Wright.

We have a duty to vote in the best interest of the client, and not in the interest of our firm. If a conflict arises we can resolve the conflict to include but not limited to:

•      Documenting that votes were cast in the interest of the client

•      For more material conflicts; obtaining the client’s informed consent to vote a proxy in a specific manner

When seeking a client’s consent when there is a conflict, we must provide the client with sufficient information regarding the matter and the nature of the conflict to enable the client to make an informed decision.

There may be times when refraining from voting a proxy is in the client’s best interest, such as when the cost of voting exceeds the expected benefit to the client.  An example might be in casting a vote on a foreign security that may involve additional costs such as hiring an interpreter.

Dorsey, Wright will make client disclosure in Form ADV Part II (or in an alternate document) the following:

•      How clients can obtain information from us on how their securities were voted.

•      Disclosure describing our proxy voting policies.  The description will be a concise summary of the policies stated herein.

•      Disclosure that a copy of our complete policy on voting proxies is available upon request.

If a client requests a copy of our complete proxy voting policy, we must supply it.

Proxy voting records that we must retain include, but are not limited to:

•      Proxy voting policies contained herein

•      Issuer’s proxy statement (a sample) received regarding client securities

•      Copies of actual votes casted on behalf of clients

•      Records of written client requests for proxy voting information

•      Written responses (if applicable) to client requests

•      Research used in making the voting decision

•      Any documents we prepare that are material to making a voting decision

•      Any documents we prepare to memorialize the basis for a voting decision

Records of all proxy votes will be retained for a five year period.  For the first two years these records must be retained at the principal place of business; the remaining three years, these records may be moved off site to storage.

PROXY SOLICITATION

Dorsey, Wright shall only furnish proxy voting advice where there is an existing business relationship and we shall not solicit proxies from non clients.

When providing proxy voting advice to clients, we shall abide by the following conditions:

Dorsey, Wright will disclose any significant relationship with the issuer, its affiliates, or a security holder proponent of the matter on which proxy voting advice is given, as well as any material interest of our firm in the matter;

We shall receive no special commission or remuneration for furnishing the voting advice from any person other than the security holder recipient thereof; and

The voting advice will not be furnished on behalf of any person soliciting proxies, or on behalf of a participant in an election contest subject to SEC Rule 14a-11.

Dorsey, Wright shall not communicate with the press concerning a proxy.

Deviations from these policies may require Dorsey, Wright to comply with SEC Proxy Registration Rules.

Northern Lights Variable Trust

PART C

OTHER INFORMATION

ITEM 23.           EXHIBITS.

(a)(1) (a)(2)

Agreement and Declaration of Trust dated November 4, 2004.   Previously filed on February 14, 2006 as an exhibit to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

Certificate of Trust as filed with the State of Delaware on November 4, 2005 , and hereby incorporated by reference ..

(b)	By-Laws. Previously filed on February 14, 2006 as an exhibit to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.
(c)

Instruments Defining Rights of Security Holders.

See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d) (1)	Investment Advisory Agreement between the Registrant, on behalf of the Critical Math Portfolio, and Critical Math Advisors LLC, to be filed by amendment.
(d)(2)	Investment Advisory Agreement between the Registrant, on behalf of the Arrow DWA Balanced VIT Fund and Arrow Investment Advisors, LLC, to be filed by amendment.
(d)(3)	Sub-Advisor Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., to be filed by amendment.
(e) (1)	Underwriting Agreement between the Registrant, with respect to the Critical Math Portfolio, and Aquarius Fund Distributors LLC, to be filed by amendment.
(e)(2)	Addendum to the Underwriting Agreement between the Registrant, with respect to the Arrow DWA Balanced VIT Fund and Aquarius Fund Distributors LLC, to be filed by amendment.
(f)	Bonus or Profit Sharing Contracts. Not Applicable.
(g) (1)	Custody Agreement between the Registrant, with respect to the Critical Math Portfolio, and First National Bank of Omaha, to be filed by amendment ..
(g)(2)	Custody Agreement between the Registrant, with respect to the Arrow DWA Balanced VIT Fund and the Bank of New York, to be filed by amendment.
(h)(1)	Fund Accounting Service Agreement between the Registrant, with respect to the Critical Math Portfolio, and Gemini Fund Services, LLC, to be filed by amendment.
(h)(2)	Administration Service Agreement between the Registrant, with respect to the Critical Math Portfolio, and Gemini Fund Services, LLC, to be filed by amendment.
(h)(3)	Transfer Agency Service Agreement between the Registrant, with respect to the Critical Math Portfolio, and Gemini Fund Services, LLC, to be filed by amendment.
(h)(4)	Expense Limitation Agreement between the Registrant, on behalf of the Critical Math Portfolio, and Critical Math Advisors LLC, to be filed by amendment.
(h)(5)	Addendum to the Fund Accounting Service Agreement between the Registrant, with respect to the Arrow DWA Balanced VIT Fund and Gemini Fund Services, LLC, to be filed by amendment.
(h)(6)	Addendum to the Administration Service Agreement between the Registrant, with respect to the Arrow DWA Balanced VIT Fund and Gemini Fund Services, LLC, to be filed by amendment.
(h)(7)	Addendum to the Transfer Agency Service Agreement between the Registrant, with respect to the Arrow DWA Balanced VIT Fund and Gemini Fund Services, LLC, to be filed by amendment.
(h)(8)	Expense Limitation Agreement between the Registrant, on behalf of the Arrow DWA Balanced VIT Fund and Arrow Investment Advisors, LLC to be filed by amendment.
(i)	Opinion and Consent of Counsel to be filed by amendment.
(j)(1)	Consent of Independent Auditors , with respect to the Critical Math Portfolio, to be filed by amendment.
(j)(2)	Consent of Independent Auditors, with respect to the Arrow DWA Balanced VIT Fund, to be filed by amendment.
(k)	Omitted Financial Statements, none.
(l)	Initial Capital Agreements, to be filed by amendment.
(m) (1)	Rule 12b-1 Plan of the Critical Math Portfolio, to be filed by amendment.
(n)	Rule 18f-3 Plan. Not Applicable.
(p)(1)	Code of Ethics of Northern Lights Variable Trust, to be filed by amendment.
(p)(2)	Code of Ethics of Critical Math Advisors LLC, to be filed by amendment.
(p)(3)	Code of Ethics of Aquarius Fund Distributors, LLC to be filed by amendment.
(p)(4)	Code of Ethics of Arrow Investment Advisors, LLC to be filed by amendment.
(p)(5)	Code of Ethics of Dorsey, Wright & Associates, Inc to be filed by amendment.

ITEM 24.           PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 25.           INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By‑Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.           BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of Critical Math Advisors LLC, the Adviser to the Critical Math Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Critical Math Advisors LLC is incorporated by reference to Form ADV filed by Critical Math Advisors LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-65306).

Certain information pertaining to the business and other connections of Arrow Investment Advisors, LLC, the Adviser to the Arrow DWA Balanced VIT Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Advisor” and to the section of the Statement of Additional Information captioned “Investment Advisor and Advisory Agreement”.  The information required by this Item 26 with respect to each director, officer or partner of Arrow Investment Advisors LLC will be incorporated by reference to Form ADV filed by Arrow Investment Advisors LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No.  to be supplied) by subsequent amendment.

Certain information pertaining to the business and other connections of Dorsey, Wright & Associates, Inc., the Sub-Adviser to the Arrow DWA Balanced VIT Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Sub-Advisor” and to the section of the Statement of Additional Information captioned “Sub-Adviser and Sub-Advisory Agreement”.  The information required by this Item 26 with respect to each director, officer or partner of Dorsey, Wright & Associates, Inc. is incorporated by reference to Form ADV filed by Dorsey, Wright & Associates, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-29045).

ITEM 27.           PRINCIPAL UNDERWRITER.

(a)         Aquarius Fund Distributors, LLC (“AFD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, New River Funds, the North Country Funds, Northern Lights Fund Trust, Northern Lights Variable Trust,   Ralph Parks Portfolio Trust, Roge Partners Funds , Saratoga Advantage Trust and YieldQuest Funds Trust ..

(b)         AFD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.  The principal business address of AFD is 1005 South 107th Avenue, Suite 201, Omaha, Nebraska 68114.  AFD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of AFD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
W. Patrick Clarke	Manager	None
Brian Nielsen	Manager, President, Secretary	None
Brian Vinchur	Treasurer	None

(c)         Not Applicable.

ITEM 28.           LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Gemini Fund Services, LLC (“GFS”), located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.

Gemini Fund Services, LLC, located at 450 Wireless Blvd., Hauppauge, New York 11788, maintains all records required pursuant to Administrative Service Agreements with the Trust.

Aquarius Fund Distributors, LLC, located at 1005 South 107th Avenue, Suite 201, Omaha, Nebraska 68114, serves as principal underwriter for the Critical Math Portfolio, maintain all records required to be maintained pursuant to the Portfolio’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Critical Math Advisors LLC located at 182 Tamarack Circle, Skillman, NJ 08558 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Critical Math Portfolio.

First National Bank of Omaha (‘FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Critical Math Portfolio pursuant to a Custody Agreement between FNBO and the Trust.

Bank of New York (‘BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to the Arrow DWA Balanced VIT Fund pursuant to a Custody Agreement between BONY and the Trust.

Arrow Investment Advisors, LLC located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced VIT Fund.

Dorsey, Wright & Associates, Inc. located at with offices at 8014 Midlothian Turnpike, Richmond, Virginia 23235 and 595 East Colorado Blvd., Suite 307, Pasadena, CA  91101, pursuant to the Investment Advisory Agreement with Arrow Investment Advisors, LLC, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced VIT Fund.

ITEM 29.           MANAGEMENT SERVICES.

Not applicable.

ITEM 30.           UNDERTAKINGS.

Not applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 11th day July 2006.

                                                                        NORTHERN LIGHTS VARIABLE TRUST

                                                                        (Registrant)

                                                             /s/ Andrew Rogers

By:       Andrew Rogers, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Michael Miola Michael Miola	Trustee & Chairman	July11, 2006
/s/ L. Merill Bryan L. Merill Bryan	Trustee	July 11, 2006
______________________ Gary Lanzen	Trustee	July, 2006
/s/ Anthony Hertl Anthony Hertl	Trustee	July 11, 2006
/s/ Andrew Rogers Andrew Rogers	President and Principal Executive Officer	July 11, 2006
/s/ Kevin Wolf Kevin Wolf	Treasurer and Principal Accounting Officer	July 11, 2006

EXHIBIT INDEX

EXHIBITS	EXHIBIT NO.